2023 FINANCIAL RESULTS | MARCH 6, 2024 TO BECOME AMERICA’S LARGEST CHARTER AIRLINE SETTING THE INDUSTRY HIGH MARK FOR ON-TIME PERFORMANCE, RELIABILITY AND PROFITABILITY.  Exhibit 99.2

This presentation was prepared by Global Crossing Airlines Group Inc. (the “Company”) as a general presentation aimed solely at providing information about the Company, its operations and financial results. You should not rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction (the "Possible Transaction") or otherwise. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided together herewith. You and your directors, officers, employees, agents and affiliates (collectively, the "Recipient") must hold this document and any oral information provided in connection with this document in strict confidence and may not communicate, reproduce, distribute or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. 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In light of the foregoing, to the fullest extent permitted by law, Recipient releases Jefferies, its employees, officers and affiliates from any liability with respect to Recipient’s participation, or proposed participation, in the Possible Transaction. Disclaimer

OTCQB: JETMF | JET: CBOE CA | JET.B: CBOE CA Revenue (USD) The Company continued its investment in pilot hiring and training, having spent approximately $7.0 million in the fourth quarter Q4 2023 Results $11.4 Million ($0.4) Million $53.5 Million Q4 EBITDAR Q4 EBITDA Earnings Before Interest, Taxes, Depreciation, Amortization and Rent $20 Million ANNUAL EBITDAR ($13.7) Million ANNUAL EBITDA CONTINUAL IMPROVEMENT IN ALL FINANCIAL METRICS

2023 HIGHLIGHTS & FINANCIAL RESULTS REVENUES - $160.1 MILLION 64.9% increase over 2022 EBITDAR – Four fold increase $20M in 2023 - $11.4M in the fourth quarter OTCQB: JETMF | JET: CBOE CA | JET.B: CBOE CA BLOCK HOURS FLOWN – Doubled Increases 108.5% over 2022 AIRCRAFT UTILIZATION – UP 26.3% Key driver of profitability Revenues (USD) FLEET SIZE – 14 AIRCRAFT Increase of 57%

FLIGHT BLOCK HOURS A wonderful serenity has taken possession of my entire soul, like these sweet mornings of spring which I enjoy with my whole heart. I am alone, and feel the charm of existence in this spot, which created for the bliss of souls like mine. I am so happy, my dear friend, so absorbed in the exquisite sense mere tranquil existence that I neglect talents. Quarterly Revenues OTCQB: JETMF | JET: CBOE CA | JET.B: CBOE CA

2023 KPI’s

OTCQB: JETMF | JET: CBOE CA | JET.B: CBOE CA “GlobalX has grown incredibly fast over the past few years but now it’s time to concentrate on only those things that deliver profitability.” Continual improvement in all financial metrics Scale to the largest 121 narrowbody operator targeting 35 aircraft by end of 2026 Setting industry high standard for on time performance, reliability and profitability Passenger Market vs Cargo – Managing capacity vs Growing demand

Thank You OTCQB: JETMF | JET: CBOE CA | JET.B: CBOE CA